RBC FUNDS TRUST

 RBC Enterprise Fund
RBC Small Cap Core Fund
RBC Microcap Value Fund
RBC Small Cap Value Fund

 Supplement dated June 26, 2025 to the RBC Equity Funds Prospectus and Statement of Additional Information dated January 27, 2025, and RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund and RBC Small Cap Value Fund Summary Prospectuses dated January 27, 2025.
Notice of Liquidation of the RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund and RBC Small Cap Value Fund (the “Funds”). The Board of Trustees of the Funds has approved the liquidation and dissolution of each Fund on or about September 29, 2025 (the “Liquidation Date”). Effective on or about September 17, 2025, each Fund may depart from its stated investment objective and strategies as the Fund increases cash holdings in preparation for the liquidation. On or about the Liquidation Date, each Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of each Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate, subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.
In order to facilitate an orderly liquidation on or after the Liquidation Date, effective on or about September 5, 2025, each Fund will suspend purchases and exchanges into the Fund for new investors, and, effective on or about September 12, 2025, each Fund will suspend all purchases and exchanges into the Fund for existing shareholder, other than purchases through dividend reinvestment. You may redeem your Fund shares at any time before the liquidation, as the Funds will continue to process redemptions in the ordinary course until the Liquidation Date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the Liquidation Date, the Funds will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account.
If you are invested in any of the Funds through a tax-deferred account (e.g., an IRA) and you do not arrange to liquidate the shares held in such account prior to the Funds liquidation date, the liquidation proceeds will be reinvested in shares of the RBC BlueBay U.S. Government Money Market Fund, the shares of which will continue to be held in the tax-deferred account until you provide instructions. You should consult your personal tax advisor concerning your particular tax situation.
The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE